UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 24, 2019 (November 16, 2018)
(Date of earliest event reported)
FORBES ENERGY SERVICES LTD.
(Exact name of registrant as specified in its charter)

Delaware	001-35281	98-0581100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 South Business Highway 281 Alice, Texas		78332
(Address of principal executive offices)		(Zip Code)
(361) 664-0549
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Forbes Energy Services Ltd. (“Forbes” or the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on November 23, 2018 (the “Original Report”) to report, among other things, under Item 1.01 thereof the entry into a Merger Agreement on November 16, 2018, by and among Forbes Energy Services LLC (“FES LLC”), a wholly owned subsidiary of Forbes, Cobra Transitory Sub LLC, a wholly owned subsidiary of FES LLC, Cretic Energy Services, LLC (“Cretic”) and Catapult Energy Services Group, LLC, pursuant to which Forbes acquired Cretic. This Form 8-K/A amends and supplements Item 9.01 of the Original Report to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K, respectively. Such financial information was excluded from the Original Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Report and makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
The audited financial statements of Cretic as of and for the year ended December 31, 2017 and accompanying notes are included in Exhibit 99.1 hereto and incorporated herein by reference.
The unaudited condensed financial statements of Cretic for the nine months ended September 30, 2018 and 2017 and accompanying notes are included in Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro forma financial information.
The unaudited pro forma condensed combined financial information of Forbes, as adjusted for our emergence from chapter 11 bankruptcy on April 13, 2017 and the acquisition of Cretic and the related financing transactions on November 16, 2018, for the nine months ended September 30, 2018 and the year ended December 31, 2017, and as of September 30, 2018, including the notes related thereto, are included in Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description

10.1
Merger Agreement, dated as of November 16, 2018, by and among Forbes Energy Services LLC, as buyer, Cobra Transitory Sub LLC, as Merger Sub, Cretic Energy Services, LLC, as the Company and Catapult Energy Services Group, LLC, as the Holders Representative and Paying Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 23, 2018).

10.2
Revolving Loan Agreement, dated November 16, 2018, by and among the Company and certain of its subsidiaries, as borrowers, the lenders party thereto and Regions Bank, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed November 23, 2018).

10.3
Amendment No. 1 to Loan and Security Agreement and Pledge and Security Agreement, dated November 16, 2018, by and among the Company, as a guarantor, Forbes Energy Services LLC, as borrower, and certain of their subsidiaries, as guarantors, the lenders party thereto and Wilmington Trust, National Association, as agent (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed November 23, 2018).

10.4
Backstop Commitment Letter, dated November 16, 2018, by and between the Company and the backstop parties named therein (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed November 23, 2018).

10.5
Employment Agreement, effective November 16, 2018, by and between Joe Michetti and Forbes Energy Services LLC (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed November 23, 2018).

Exhibit No.	Description

23.1	Consent of Independent Auditors for Cretic (Deloitte & Touche LLP).

99.1	Audited Financial Statements and related notes of Cretic Energy Services, LLC as of and for the year ended December 31, 2017.

99.2	Unaudited Financial Statements and related notes of Cretic Energy Services, LLC as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018 and the Unaudited Pro Forma Condensed Combined Statements of Operations of Forbes Energy Services Ltd. for the nine months ended September 30, 2018 and the year ended December 31, 2017, and related notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forbes Energy Services Ltd.

Date: January 24, 2019	By:	/s/ L. Melvin Cooper
L. Melvin Cooper
Senior Vice President and Chief Financial Officer